Fourth Quarter and Year-End 2021 Financial Results & Business Update February 16, 2022 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Information Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s expectations with respect to its future financial, commercial and operating performance, business plans or prospects, including the company’s expectations of improvement in COVID-19 pandemic-related disruptions beginning in the second quarter of 2022; the potential therapeutic and commercial value of the company’s marketed and development products; and the company’s plans to execute on its 2022 strategic priorities, including with regard to its commercial portfolio, its development pipeline, and its financial expectations and long-term profitability targets. The company cautions that forward-looking statements are inherently uncertain. The forward-looking statements contained in this presentation are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: the company may not be able to achieve its targeted financial and profitability metrics in a timely manner or at all; the impacts of the ongoing COVID-19 pandemic and continued efforts to mitigate its spread on the company’s business, results of operations or financial condition; the unfavorable outcome of litigation, including so-called “Paragraph IV” litigation or other patent litigation which may lead to competition from generic drug manufacturers, or other disputes related to the company’s products or products using the company’s proprietary technologies; clinical development activities may not be completed on time or at all; the results of the company’s development activities may not be positive or predictive of real-world results, and preliminary data from ongoing studies may not be predictive of future or final data from such studies, results of future studies or real-world results; the U.S. Food and Drug Administration (“FDA”) or other regulatory authorities may not agree with the company’s regulatory approval strategies or components of the company’s marketing applications or the adequacy of the data or other information included in the company’s regulatory submissions to support their requirements for approval, and may make adverse decisions regarding the company’s products; the company and its licensees may not be able to continue to successfully commercialize their products or support growth of revenue from such products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to government payers; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the company’s most recent Annual Report on Form 10-K and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (GAAP), including non-GAAP net income, non-GAAP earnings per share and EBITDA. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent reasonably determinable, can be found in the Alkermes plc Current Report on Form 8-K filed with the SEC on Feb. 16, 2022 and in the Appendix of this presentation. Note Regarding Trademarks: The company and its affiliates are the owners of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO® , LYBALVI® and VIVITROL®. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Agenda Introduction Sandy Coombs, SVP, Investor Relations & Corporate Affairs Welcome Richard Pops, Chief Executive Officer Q4 & FY 2021 Financial Results; 2022 Financial Expectations Iain Brown, Chief Financial Officer Q4 & FY 2021 Commercial Review Todd Nichols, Chief Commercial Officer R&D Pipeline Update Richard Pops, Chief Executive Officer

Development Pipeline Advance pipeline of neuroscience and oncology candidates Commercial Grow commercial portfolio of proprietary products Three Strategic Priorities Grounded in Strong Culture of Responsibility Profitability Drive long-term profitability Patient-focused ethos and strong commitment to corporate responsibility and governance

Continued Board of Directors refreshment efforts Appointed two new independent Directors Announced retirement of two longer-serving Directors Initiated declassification of Board of Directors Development Pipeline Commercial Execution 2021 Key Achievements Advanced Core Business Objectives Profitability Supported research, education and patient advocacy programs to benefit people affected by serious mental illness, addiction or cancer Introduced new Diversity, Inclusion and Belonging employee resource groups Continued commitment to sustainability Patient-focused ethos and strong commitment to corporate responsibility and governance

FY 2021 Financial Results Summary In millions In millions In millions

Q4 2021 Revenue Summary Amounts in the table above do not sum due to rounding. *Inclusive of ARISTADA INITIO®

2021 Revenue Summary Amounts in the table above do not sum due to rounding. *Inclusive of ARISTADA INITIO®

VIVITROL® Performance and Expectations FY’21 year-over-year net sales increased 11% to $343.9M, driven by unit growth of 10% Gross-to-net deductions: 51.5% in FY’21, compared to 49.9% in FY’20 Inventory levels increased sequentially by ~$3M, in line with typical seasonal patterns   FY’22 net sales expected to range from $355M - $385M* Expect gross-to-net deductions of ~52% in FY’22 Expect Q1’22 net sales in the range of $78M - $83M VIVITROL Quarterly Net Sales ($M) * These expectations are provided by Alkermes plc (the “Company”) in its Current Report on Form 8-K (“Form 8-K”) filed with the SEC on Feb. 16, 2022 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. These expectations assume improvement in COVID-19 pandemic-related disruptions beginning in the second quarter of 2022. If COVID-19-related disruptions do not improve as anticipated, or if new COVID-19-related disruptions emerge, the Company's ability to meet these expectations could be negatively impacted.

ARISTADA® Performance and Expectations FY’21 year-over-year net sales increased 14% to $275.4M, driven by unit growth of 11% Gross-to-net deductions: 53.7% in FY’21, compared to 53.3% in FY’20 Inventory levels increased by ~$3M, which is expected to be drawn down in Q1’22 FY’22 net sales expected to range from $290M - $320M† Expect gross-to-net deductions of ~55% in FY’22 Expect Q1’22 net sales in the range of $68M - $73M ARISTADA Quarterly Net Sales ($M)* *Inclusive of ARISTADA INITIO® † These expectations are provided by the Company in its Form 8-K filed with the SEC on Feb. 16, 2022 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. These expectations assume improvement in COVID-19 pandemic-related disruptions beginning in the second quarter of 2022. If COVID-19-related disruptions do not improve as anticipated, or if new COVID-19-related disruptions emerge, the Company's ability to meet these expectations could be negatively impacted.

ARISTADA® Prescription Growth Trends Q4’21 year-over-year growth of 13% on TRx months of therapy (MOT) basis Outpaced overall atypical long-acting injectable (LAI) market Q4’21 year-over-year growth of 4% Market share: TRx MOT: 9.8% of atypical LAI market prescriptions in Q4’21 ARISTADA Quarterly TRx MOT Source: IQVIA NPA

LYBALVI® Performance and Expectations Q4’21 net sales of $8.2M Gross-to-net deductions: ~35% FY’22 net sales expected to range from $55M - $75M† Expect gross-to-net deductions of ~40% in FY’22 *Source: IQVIA NPA Weekly † These expectations are provided by the company in its Form 8-K filed with the SEC on Feb. 16, 2022 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. These expectations assume improvement in COVID-19 pandemic-related disruptions beginning in the second quarter of 2022. If COVID-19-related disruptions do not improve as anticipated, or if new COVID-19-related disruptions emerge, the Company's ability to meet these expectations could be negatively impacted. ** ** ** ** Holiday week

Alkermes: 2022 Financial Expectations* *These expectations are provided by the Company in its Form 8-K filed with the SEC on Feb. 16, 2022 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. These expectations assume improvement in COVID-19 pandemic-related disruptions beginning in the second quarter of 2022. If COVID-19-related disruptions do not improve as anticipated, or if new COVID-19-related disruptions emerge, the Company's ability to meet these expectations could be negatively impacted. ‡ Non-GAAP net loss adjusts for one-time and non-cash charges by excluding from GAAP results: share-based compensation expense; amortization; depreciation; non-cash net interest expense; certain other one-time or non-cash items; and the income tax effect of these reconciling items. Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Company’s Form 8-K filed with the SEC on Feb. 16, 2022. Expected net sales of proprietary products: VIVITROL® net sales of $355M – $385M ARISTADA® net sales of $290M – $320M LYBALVI® net sales of $55M – $75M Includes $45M – $50M of royalties related to sales of INVEGA SUSTENNA, INVEGA TRINZA and INVEGA HAFYERA in the U.S. through January 2022 and sales of XEPLION/TREVICTA outside the U.S. through May 2022

Revised Profitability Targets

Profitability Targets

	FY '25	FY '26
NGNI/Revenue*	**25%**	**30%**
EBITDA/Revenue*	**20%**	**25%**

- These financial expectations reflect removal of all royalties from worldwide sales of INVEGA SUSTENNA, INVEGA TRINZA, INVEGA HAFYERA, TREVICTA, and XEPLION beginning in 2022
- As a bridge to these targets, the Company expects to achieve non-GAAP net income in the range of 15% to 20% of its total revenues in 2024*



Profitability Targets
NGNI/Revenue*
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-4%
11%**
15%-20%
~25%
~30%
2021A GAAP NI/Revenue
2021A NGNI/Revenue
2024E
2025E
2026E

*The Company is not providing reconciliations of, or comparable GAAP measures for, forward-looking non-GAAP profitability targets because the comparable GAAP measures are not determinable without unreasonable efforts due to the inherent difficulty in forecasting and quantifying certain future financial amounts necessary for such reconciliations, which amounts could have a significant impact on the Company's future financial results, including such non-GAAP profitability targets and the comparable GAAP financial measures.

**Reconciliations of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Appendix of this presentation.

NGNI: Non-GAAP net income; EBITDA: Earnings before interest, tax, depreciation, amortization; earnings include share-based compensation expense.

Alkermes | 14
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Looking Ahead: 2022 Strategic Priorities Execute successful LYBALVI® launch and continue to establish payer access profile Drive growth of VIVITROL® in alcohol dependence indication and increase ARISTADA® share of aLAI market Commercial Portfolio Nemvaleukin Early-stage Pipeline Financial Advance enrollment of ARTISTRY-6 & ARTISTRY-7 Execute clinical evaluation of subcutaneous and less frequent IV dosing Pursue strategic collaborations to expand development program ALKS 1140: Conduct additional preclinical work to support phase 1 dose escalation ALKS 2680: Complete IND-enabling activities and prepare for initiation of FIH study Engineered cytokines: Advance IL-12 and IL-18 preclinical programs to key decision points Execute against 2022 financial expectations and revised long-term profitability targets

Important Additional Information and Where to Find It The Company intends to file a definitive proxy statement, accompanying proxy card and other relevant documents with the SEC in connection with the solicitation of proxies for the Company’s 2022 annual general meeting of shareholders. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company with the SEC free of charge from the SEC’s website at www.sec.gov. In addition, copies will be available at no charge by visiting the “Investors” section of the Company’s website at www.alkermes.com, as soon as reasonably practicable after such materials are filed with, or furnished to, the SEC. The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from shareholders in respect of the Company’s 2022 annual general meeting of shareholders. Information regarding the names of such participants and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Form 10-K for the year ended Dec. 31, 2021, to be filed with the SEC on or about Feb. 16, 2022; the Company’s definitive proxy statement for the Company’s 2021 annual general meeting of shareholders, filed with the SEC on May 10, 2021; the Company’s Current Reports on Form 8-K filed with the SEC from time to time; and in Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC from time to time. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the direct and indirect interests of these participants, by security holdings or otherwise, will also be included in the definitive proxy statement for the Company’s 2022 annual general meeting of shareholders and other relevant materials to be filed with the SEC, if and when they become available.

Appendix: GAAP to Non-GAAP Adjustments

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